Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 12th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Peter B. Lewis	Director and Chairman of the Board
Peter B. Lewis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 14th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Glenn M. Renwick	Director, President and
Glenn M. Renwick	Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 11th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Brian C. Domeck	Vice President and
Brian C. Domeck	Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 14th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Jeffrey W. Basch	Vice President and
Jeffrey W. Basch	Chief Accounting Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 13th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Stuart B. Burgdoerfer	Director
Stuart B. Burgdoerfer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 15th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Charles A. Davis	Director
Charles A. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 11th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Roger N. Farah	Director
Roger N. Farah

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 15th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Lawton W. Fitt	Director
Lawton W. Fitt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 16th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Stephen R. Hardis	Director
Stephen R. Hardis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 11th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Abby F. Kohnstamm	Director
Abby F. Kohnstamm

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 28th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Norman S. Matthews	Director
Norman S. Matthews

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 15th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Patrick H. Nettles, Ph.D.	Director
Patrick H. Nettles, Ph.D.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2010, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 15th day of February, 2011.

Position(s) with
Signature	The Progressive Corporation

/s/ Bradley T. Sheares, Ph.D.	Director
Bradley T. Sheares, Ph.D.